Rule 497(e)
                                                     Registration No. 33-90522

                            AVALON CAPITAL, INC.
                       SUPPLEMENT DATED JANUARY 1, 1997
                    TO PROSPECTUS DATED SEPTEMBER 22, 1995



            Effective January 1, 1997, American Data Services, Inc., 24 West Carver Street, Huntington, New York 11743, will serve as the Fund's administrator and provide Fund accounting services. Star Bank, N.A., Cincinnati, Ohio, will serve as the Fund's custodian and American Stock Transfer & Trust Company, New York, New York, will serve as the transfer and dividend disbursing agent and the Fund's registrar. The Fund is acting as its own issuer.


C/M:  11828.0001 444864.1